Exhibit 10.3

THIRD AMENDMENT
TO THE
DOLLAR TREE, INC.
2004 EXECUTIVE OFFICER CASH BONUS PLAN

THIS THIRD AMENDMENT (this “Amendment”) to the Dollar Tree, Inc. 2004 Executive Officer Cash Bonus Plan (the “Plan”) is made effective as of the 13th day of March, 2008 by Dollar Tree, Inc. (the “Company”).  All capitalized terms in this Amendment not otherwise defined shall have their respective meanings under the Plan.

WHEREAS, on March 13, 2008, the Board of Directors of the Company approved an increase in the annual limit of tax-deductible bonus compensation from $1,000,000 to $3,000,000.

NOW, THEREFORE, the Company hereby adopts this Amendment upon the following terms and conditions effective immediately:

1.           Section 4.c. of the Plan shall be amended by striking $1,000,000 and inserting $3,000,000 in its place.

2.           Except as modified hereby, the Plan shall continue in full force and effect.

WITNESS the signature of the undersigned officer of Dollar Tree, Inc.

DOLLAR TREE, INC.

By:_/s/ Bob Sasser_______
Name:  Bob Sasser
Title:  President & CEO
Date:  June 19, 2008